                                                                    EXHIBIT 99.4

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                                       OF
                           SHARES OF COMMON STOCK OF

                            UNITED NATIONAL BANCORP

     This form or a facsimile hereof must be used in connection with your election if:


     (1) certificates for shares of common stock of United National Bancorp are not immediately available or cannot be delivered to the Computershare Trust Company of New York, the Exchange Agent, prior to 5:00 p.m., New York City time, on December 1, 2003 (the "Election Deadline") or


     (2) the procedure for book-entry transfer cannot be completed prior to the Election Deadline.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

                             The Exchange Agent is:


                    COMPUTERSHARE TRUST COMPANY OF NEW YORK


               For more information, please call (800) 245-7630.



                     By Mail:                                   By Facsimile Transmission:
      (First Class, Registered or Certified)                           212-701-7636
      Computershare Trust Company of New York               To Confirm Facsimile Transmission:
                  88 Pine Street                             (For Eligible Institutions Only)
                New York, NY 10005                                     212-701-7600

               By Overnight Courier:                                     By Hand:
  (FedEx, Airborne, UPS, DHL, USPS Express Mail)
      Computershare Trust Company of New York             Computershare Trust Company of New York
                  88 Pine Street                                      88 Pine Street
                New York, NY 10005                                  New York, NY 10005


     Delivery of this instrument to an address other than as set forth above or transmission of this instrument via a facsimile number other than as set forth above does not constitute valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Form of Election requires a Medallion Signature Guarantee, such Medallion Signature Guarantee must appear in the applicable space provided on the Form of Election.

Ladies and Gentlemen:


     The undersigned hereby surrenders to the Computershare Trust Company of New York, the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and related instructions, receipt of which are hereby acknowledged, the number of shares of common stock of United National Bancorp, Inc. specified below pursuant to the guaranteed delivery procedure set forth below.


(PLEASE TYPE OR PRINT)

                                                            Certificate Nos. (if
available): --------------------------------------------------------------------

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Number of shares:

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                                    NAME(S)

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                                    ADDRESS

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                      AREA CODE(S) AND TELEPHONE NUMBER(S)

                                   SIGN HERE

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                                  SIGNATURE(S)

Dated:
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[ ] Check here if shares will be tendered by book-entry transfer and fill in the information below:

The Depository Trust Company

DTC Account Number:
                    -----------------------------------------------------

Transaction Code Number:
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

                         GUARANTEED DELIVERY PROCEDURE


     In order for an election to be effective, the Computershare Trust Company of New York, the Exchange Agent, must receive a properly completed and duly executed Form of Election, accompanied by certificates representing shares of common stock of United National Bancorp currently held by you, a confirmation evidencing the transfer of all UNB shares tendered by book-entry transfer, or a proper guarantee of delivery (as described below), no later than 5:00 P.M., New York City time, on the Election Deadline (as described above). Persons whose certificates are not immediately available or the tendering of whose UNB Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Form of Election (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by having a Guarantee of Delivery properly completed and duly executed by the Election Deadline by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (subject to the condition that the certificates (or a confirmation evidencing the transfer of all UNB Shares tendered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the date that is two business days after the Election Deadline (the "Guaranteed Delivery Deadline")).


     If the Exchange Agent does not receive a properly completed and duly executed Form of Election, accompanied by all stock certificates (or a confirmation evidencing the transfer of all UNB Shares tendered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates (or a confirmation evidencing the transfer of all UNB Shares tendered by book-entry transfer) are received by the Exchange Agent by the Guaranteed Delivery Deadline), the stockholder's shares of United National common stock will be treated as if no election was made with respect to them.

                               DELIVERY GUARANTEE
                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, (OR THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF ELECTION (OR A FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election and certificates representing shares of United National Bancorp, Inc. common stock to the Exchange Agent (or a confirmation evidencing the transfer of all UNB Shares tendered by book-entry transfer) within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Authorized Signature:
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Name:
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                                      (PLEASE PRINT)

Title:
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Name of Firm:
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Address:
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                                    (INCLUDING ZIP CODE)

Area Code and Telephone Number:
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Date:
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